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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 March 18, 1997


  Aames Capital Acceptance Corp. on behalf of Aames Capital Owner Trust 1997-1
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             (Exact Name of Registrant as Specified in its Charter)



         Delaware                    333-21219           95-4619902
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 (State of Incorporation)           (Commission       (I.R.S. Employer
                                    File Number)     Identification No.)



                                                90010
3731 Wilshire Boulevard                        -------
Los Angeles, California                       (Zip Code)
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(Address of Principal
Executive Offices)

       Registrant's telephone number, including area code: (213) 351-6100


                                    No Change
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          (Former Name or Former Address, if Changed Since Last Report)


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     The sole purpose of this Current Report on Form 8-K is to file the consent of Coopers & Lybrand L.L.P., independent accountants to Financial Security Assurance Inc. Financial Security Assurance Inc. will act as the Bond Insurer in connection with the proposed offering of the Aames Capital Owner Trust 1997-1 Adjustable Rate Asset-Backed Bonds, Series 1997-1.

     Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

         23.1       Consent of Coopers & Lybrand L.L.P.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AAMES CAPITAL ACCEPTANCE CORP.


                                      By: /s/ Mark E. Elbaum
                                         ---------------------------------
                                          Mark E. Elbaum
                                          Senior Vice President - Finance



Dated:  March 18, 1997